                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 19, 2005

                         NORTH FORK BANCORPORATION, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                       1-10458                       36-3154608
-----------------          ------------------------          -------------------
 (State or Other           (Commission File Number)           (I.R.S. Employer
  Jurisdiction                                               Identification No.)
of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 844-1004
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         North Fork Bancorporation, Inc. issued a press release on September 19, 2005 (See Exhibit 99.1) announcing that it will be presenting at the RBC Capital Markets Financial Institutions Conference in Martha's Vineyard on WEDNESDAY, SEPTEMBER 21, 2005 at 8:25 A.M. (EST).

         RBC Capital Markets has established a live Audio-Only and Archived Webcast for interested parties to listen to the North Fork presentation. The Webcast can be accessed by visiting North Fork's website at http://www.northforkbank.com and click on RBC CAPITAL MARKETS FINANCIAL INSTITUTIONS CONFERENCE - SEPTEMBER 21, 2005. A printable version of the presentation slideshow will also be available on the North Fork website.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1 Press Release issued on September 19, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005



NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy
    ------------------------
    Daniel M. Healy
    Executive Vice President
    Chief Financial Officer


                                        3